Exhibit 2

                                    JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, $1.00 par value per share, of Inland Steel Industries, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, hereby execute this Agreement this 20th day of February, 1997.


GREENHOUSE PARTNERS, L.P.                    GREENWAY PARTNERS, L.P.

                                             By:  Greenhouse Partners, L.P., its
                                                   general partner
By:/s/ Gary K. Duberstein
    Gary K. Duberstein, general              By:/s/ Gary K. Duberstein
      partner                                     Gary K. Duberstein, general
                                                   partner

GREENHUT, L.L.C.                             GREENTREE PARTNERS, L.P.

                                             By:  Greenhut, L.L.C., its general
                                                   partner
By:/s/ Gary K. Duberstein
     Gary K. Duberstein, Member              By:/s/ Gary K. Duberstein
                                                  Gary K. Duberstein, Member

GREENHUT OVERSEAS, L.L.C.                    GREENSEA OFFSHORE, L.P.

                                             By:  Greenhut Overseas, L.L.C., its
                                                   investment general partner
By:/s/ Gary K. Duberstein
Gary K. Duberstein, Member                   By:/s/ Gary K. Duberstein
                                                  Gary K. Duberstein, Member

                                             GREENBELT CORP.

                                             By:/s/ Alfred D. Kingsly
                                                  Alfred D. Kingsley, President

                                                /s/ Alfred D. Kingsley
                                                  Alfred D. Kingsley


                                                /s/ Gary K. Duberstein
                                                  Gary K. Duberstein


                                    Page 22